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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             TTM Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)

             Washington                                  91-1033443
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(State of incorporation or organization)           (IRS Employer I.D. No.)

                    17550 N.E. 67th Court, Redmond, WA 98052
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]
                                              -

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable):

Item 1. Description of Registrant Securities to be Registered
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         TTM Technologies, Inc. (the "Registrant") incorporates by reference the description of its securities to be registered hereunder contained under the headings "Description of Capital Stock" and "Shares Eligible for Future Sale" contained in the Registrant's Registration Statement on Form S-1, (File Number 330-39906).

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Item 2. Exhibits
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The following exhibits are filed as a part of this Registration Statement:

        1. Amended Articles of Incorporation of the Registrant - incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

        2.       Amended Bylaws of the Registrant - incorporated by reference to
        Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.

        3. Form of Amended and Restated Articles of Incorporation of the Registrant to be in effect upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

        4. Form of Amended and Restated Bylaws of the Registrant to be in effect upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1.

        5. Form of the Registrant's common stock certificate - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 7, 2000                   TTM TECHNOLOGIES, INC.

                                        By: /s/ Stacey M. Peterson
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                                        Stacey M. Peterson
                                        Chief Financial Officer

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